SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 27, 2004
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                          SUSQUEHANNA BANCSHARES, INC.
                 (Exact Name of Registrant Specified in Charter)


    Pennsylvania                   0-10674                  23-2201716
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   (State or Other              (Commission File           (I.R.S. Employer
   Jurisdiction of                   Number)              Identification No.)
   Incorporation)


26 North Cedar Street, Lititz, Pennsylvania               17543
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(Address of Principal Executive Offices)                 (Zip Code)




       Registrant's telephone number, including area code: (717) 626-4721
                                                           --------------



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits.

         The following exhibit is being furnished in connection with disclosure pursuant to Item 12 of this Form 8-K.

                  Exhibit No.               Description

                  99.1                      Press release, dated April 27, 2004.

Item 12.  Results of Operations and Financial Condition

         The registrant issued a press release on April 27, 2004, announcing its results of operations for its first quarter ended March 31, 2004, which release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.




                                      - 2 -

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SUSQUEHANNA BANCSHARES, INC.
                                              (Registrant)


                                        By: /s/ William J. Reuter
                                            -------------------------------
                                        William J. Reuter
                                        Chairman of the Board, President and
                                        Chief Executive Officer


Dated: April 27, 2004


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Exhibit Index


Exhibit

99.1    Press Release, dated April 27, 2004.